UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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MMMMMMMMMMMM + MMMMMMM C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/SSB or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by September 29, 2020 at 11:59 p.m., EST Important Notice Regarding the Availability of Proxy Materials for South State Corporation’s Annual Meeting of Shareholders to be Held on September 30, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement, 10K and annual report to shareholders are available at: www.envisionreports.com/SSB Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/SSB. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before September 18, 2020 to facilitate timely delivery. + 2 N O T C O Y 03AVLA MMMMMMMMM Shareholder Meeting Notice 1234 5678 9012 345

South State Corporation’s Annual Meeting of Shareholders will be held on September 30, 2020 at One Buckhead Plaza, 3060 Peachtree Road, NW, Atlanta, Georgia 30305 at 10:00 a.m., local time. Proposals for the 2020 Annual Meeting before shareholders on September 30, 2020 along with Board of Director’s recommendations: The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, 5 and 6. 1. Election of the persons named as the Board of Directors’ nominees for election to the Board of Directors; and 01 - Robert R. Hill, Jr. 02 - Jean E. Davis 03 - Martin B. Davis 04 - John H. Holcomb III 05 - Charles. W. McPherson 06 - Ernest S. Pinner 07 - G. Ruffner Page, Jr. 08 - Joshua A. Snively 09 - John C. Corbett 10 - William K. Pou, Jr. 11 - David G. Salyers Approval of an amendment to South State Corporation’s Articles of Incorporation to eliminate the classified structure of the Board of Directors; and Approval of the amendment and restatement of South State Corporation’s Employee Stock Purchase Plan to increase the number of shares of our common stock that may be issued under the plan by up to 1,400,000 shares; and Approval of the 2020 Omnibus Incentive Plan; and Approval, as an advisory, non-binding vote, of the compensation of our named executive officers; and Ratification, as an advisory, non-binding vote, of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 2. 3. 4. 5. 6. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/SSB. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials South State Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by September 18, 2020. Shareholder Meeting Notice